Guggenheim Variable Funds Trust

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement Dated November 17, 2014

to the currently effective Statutory Prospectus (“Prospectus”), as supplemented from time to time, for Series E

(Total Return Bond Series)

This supplement provides updated information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective immediately, the “Investment in Investment Vehicles Risk” in the section entitled “Descriptions of Principal Risks” beginning on page 17 of the Prospectus is deleted in its entirety and replaced with the following:

Investment in Investment Vehicles Risk—Investments in investment companies or other investment vehicles may include index-based unit investment trusts such as Standard & Poor’s Depositary Receipts (“SPDRs”) and similar securities of other investment companies, including closed-end funds, mutual funds, affiliated short-term fixed-income funds or exchange-traded funds (“ETFs”) and other investment vehicles. Such index-based investments sometimes hold substantially all of their assets in securities representing a specific index. In the case of SPDRs, the index represented is the S&P 500 Index, but a Series may invest in other index-based investments designed to track other indexes or market sectors. A Series may use index-based investments as a way of managing its cash position, or to maintain liquidity while gaining exposure to the equity markets, or a particular sector of the equity market, or to seek to avoid losses in declining market conditions.

To maintain exposure to securities in which it principally invests, Series E may invest in other registered investment companies, including investment companies advised by Guggenheim Investments or its affiliates, that pursue substantially the same investment strategies and are subject to substantially the same risks as the Series.

To the extent a Series invests in other investment companies or vehicles, the Series and its shareholders will incur its pro rata share of the underlying investment companies’ or vehicles’ expenses, such as investment advisory and other management expenses, and shareholders will be required to pay the operating expenses of two or more investment vehicles. In addition, a Series will be subject to the effects of business and regulatory developments that affect an underlying investment company or vehicle or the investment company industry generally. In addition, an underlying investment vehicle may buy the same securities that another underlying investment vehicle sells. If this happens, an investor in a Series would indirectly bear the costs of these trades without accomplishing any investment purpose. In addition, certain of the underlying investment vehicles may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style. On the other hand, the underlying investment vehicles may engage in investment strategies or invest in specific investments in which a Series would not engage or invest directly. The performance of those underlying investment vehicles, in turn, depends upon the performance of the securities in which they invest.

Please Retain This Supplement for Future Reference

SBLVT-E-SUP-1114x0415